Filed Pursuant to Rule 497
Registration No. 333-196520

PROSPECTUS SUPPLEMENT NO. 1 DECEMBER 28, 2015
GRIFFIN-BENEFIT STREET PARTNERS BDC CORP.
SUPPLEMENT NO. 1 DATED DECEMBER 28, 2015
TO THE PROSPECTUS DATED DECEMBER 10, 2015
This document supplements, and should be read in conjunction with, the prospectus of Griffin-Benefit Street Partners BDC Corp. dated December 10, 2015. Unless otherwise defined in this supplement, capitalized terms used in this supplement shall have the same meanings as set forth in the prospectus.
This supplement includes the following information:

•	status of our offering;

•	decrease in our public offering price; and

•	January 2016 distribution declaration.
Status of Our Offering
We commenced the initial public offering of shares of our common stock on January 20, 2015. On May 1, 2015, we reached the minimum offering amount of $2.5 million in connection with our current public offering of $1.5 billion in sales of shares, and commenced operations.
As of December 18, 2015, we had received gross offering proceeds of approximately $27.9 million from the sale of 2,819,052 shares in our initial public offering, including proceeds raised and shares issued under our distribution reinvestment plan. As of December 18, 2015, approximately $1.47 billion in shares of common stock remained available for sale to the public under our initial public offering, including shares available under our distribution reinvestment plan.
Decrease in Our Public Offering Price
On December 23, 2015, we decreased our public offering price from $10.00 per share to $9.80 per share. The decrease in our public offering price will be effective as of our December 28, 2015 closing and will first apply to subscriptions received from December 21, 2015 through December 24, 2015.
In accordance with our previously disclosed share pricing policy, our board of directors determined that a reduction in the public offering price per share was warranted following a decline in our projected net asset value per share to an amount more than 2.5% below our then-current net offering price.
Although we decreased our public offering price on December 23, 2015 from $10.00 per share to $9.80 per share, for the remainder of the month of December, we will maintain the amount of daily cash distributions payable to stockholders of $0.002055 per share (representing an annualized distribution rate of 7.5% based on a share price of $10.00, or an annualized distribution rate of 7.65% based on a share price of $9.80).
Declaration of January Distribution
On December 22, 2015, our board of directors declared a distribution rate for the month of January of $0.002049 per day per share on the outstanding shares of common stock, representing an annualized distribution rate of 7.5% based on a share price of $10.00, or an annualized distribution rate of 7.65% based on a share price of $9.80, payable to stockholders of record of such shares as shown on our books on each day commencing on January 1, 2016 and continuing through January 31, 2016. The decrease in the distribution rate per day per share as compared to distributions declared in 2015 is solely due to 2016 being a leap year.